Dynamic VP HY Bond Fund

a Series of the
DIREXION INSURANCE TRUST

Supplement dated May 31, 2012
to the Prospectus and Statement of Additional Information (“SAI”)
dated April 30, 2012

Effective immediately, the offices of Rafferty Asset Management, LLC (“RAM”), investment adviser to Dynamic VP HY Bond Fund (the “Fund”), are located at the following address:

1301 Avenue of the Americas (6th Avenue), 35th Floor
New York, New York 10019

All references to the address of RAM’s offices appearing in the Fund’s Prospectus and SAI are hereby revised to reflect the change.

For more information, please contact the Fund at (800) 851-0511.

Please retain this Supplement with the Prospectus and SAI.